UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 19, 2021
NEUROCRINE BIOSCIENCES, INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware	0-22705	33-0525145
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

12780 El Camino Real,
San Diego,	California	92130
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (858) 617-7600
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered

Common Stock, $0.001 par value	NBIX	Nasdaq Global Select Market
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
The 2021 Annual Meeting of Stockholders of the Company (the “Annual Meeting”) was held on May 19, 2021. As of the close of business on March 23, 2021, the record date for the Annual Meeting, there were 94,535,739 shares of common stock entitled to vote, of which there were 85,244,517 shares present at the Annual Meeting in person or by proxy. At the Annual Meeting, stockholders voted on three matters: (i) the election of three Class I Directors for a term of three years expiring at the 2024 Annual Meeting of Stockholders, (ii) an advisory vote on the compensation paid to the Company’s named executive officers, and (iii) the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. The voting results were as follows:
• Election of three Class I Directors for a term of three years expiring at the 2024 Annual Meeting of Stockholders.

William H. Rastetter, Ph.D.	For	70,689,819	Withheld	9,590,937
George J. Morrow	For	75,617,578	Withheld	4,663,178
Leslie V. Norwalk	For	63,595,461	Withheld	16,685,295
There were 4,963,761 broker non-votes for this proposal.
The three nominees for Class I Director were elected. The Class II Directors, Richard F. Pops, Shalini Sharp and Stephen A. Sherwin, M.D., will continue in office until the 2022 Annual Meeting of Stockholders or until their earlier death, resignation or removal. The Class III Directors, Kevin C. Gorman, Ph.D., Gary A. Lyons and Johanna Mercier will continue in office until the 2023 Annual Meeting of Stockholders, or until their earlier death, resignation or removal.
• An advisory vote on the compensation paid to the Company’s named executive officers.

Shares Voted:	For	77,232,378	Against	2,952,915	Abstain	95,463
Percent of Voted:	For	96.20%	Against	3.67%
There were 4,963,761 broker non-votes for this proposal.
The compensation of the Company’s named executive officers, as disclosed in the Proxy Statement, was approved on an advisory basis.
•Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

Shares Voted:	For	82,408,785	Against	2,768,444	Abstain	67,288
Percent of Voted:	For	96.67%	Against	3.24%
The appointment of Ernst & Young LLP was ratified.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEUROCRINE BIOSCIENCES, INC.

Dated: May 21, 2021	/s/ Darin M. Lippoldt
Darin M. Lippoldt
Chief Legal Officer